Income Taxes - Income Tax Expenses for Continuing Operations (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Loss before tax	$ (3,968)	$ (678)	$ (3,747)
Applicable tax rate	25.00%	25.00%	0.00%
Computed expected tax expense	(992)	(170)
Effect on non-PRC entities not subject to income tax	957	167
Effect on non-deductible cost	2
Valuation allowance		3
Actual income tax benefit	$ (33)